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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
ACCESS ANYTIME BANCORP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ACCESS ANYTIME BANCORP, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held April 30, 2004

        The Annual Meeting of Stockholders of ACCESS ANYTIME BANCORP,  INC. (Company) will be held at the Albuquerque Country Club, 601 Laguna Blvd. S.W., Albuquerque, New Mexico, on Friday, April 30, 2004, at 8:30 a.m., local time.

A Revocable PROXY and PROXY STATEMENT for the meeting are enclosed.

        The meeting is for the purpose of considering and acting upon:

  1.
  The election of three directors of the Company.

  2.
  The ratification of the appointment of KPMG LLP as independent public accountants to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2004.

  3.
  Such other matters as may properly come before the meeting or any adjournments thereof.

Any action may be taken on any one of the foregoing proposals at the meeting on the date specified above and all adjournments thereof. Stockholders of record at the close of business on March 12, 2004 are the stockholders entitled to vote at the meeting and any adjournments thereof.

You are requested to fill in and sign the enclosed PROXY, which is solicited by the Board of Directors, and to mail it promptly in the enclosed envelope. The PROXY will not be used if you attend the meeting and vote in person.

                      BY ORDER OF THE BOARD OF DIRECTORS

                      Kathy Allenberg,
                      Corporate Secretary

Albuquerque, New Mexico
March 22, 2004

YOUR VOTE IS IMPORTANT

THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

PROXY STATEMENT
FOR
ACCESS ANYTIME BANCORP, INC.
5210 EUBANK BLVD., N.E.
ALBUQUERQUE, NEW MEXICO 87111
(505) 742-7495
ANNUAL MEETING OF STOCKHOLDERS
April 30, 2004

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of ACCESS ANYTIME BANCORP, INC. (the "Company") to be used at the Annual Meeting of Stockholders of the Company, which will be held at the Albuquerque Country Club, 601 Laguna Blvd. S.W., Albuquerque, New Mexico, on Friday, April 30, 2004 at 8:30 a.m., local time. The accompanying Notice of Annual Meeting and this Proxy Statement are being first mailed to stockholders on or about March 22, 2004.

        The Company is a Delaware corporation, which was organized in 1996 for the purpose of becoming the thrift holding company of First Savings Bank, F.S.B. (the "Bank"). The Bank's Board of Directors later approved a name change for the Bank to "FIRSTBANK". The Company owns all of the outstanding stock of the Bank, which is the Company's principal asset.

VOTING INFORMATION

        Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the meeting and all adjournments thereof. Proxies may be revoked by written notice to the Corporate Secretary of the Company or the filing of a later proxy prior to a vote being taken on a particular proposal at the meeting. A written notice of revocation of a proxy should be sent to the Corporate Secretary, ACCESS ANYTIME BANCORP, Inc., P.O. Box 1569, 801 Pile Street, Clovis, New Mexico 88102, and will be effective if received by the Corporate Secretary prior to the meeting. A previously submitted proxy will also be revoked if a stockholder attends the meeting and votes in person. Proxies solicited by the Board of Directors of the Company will be voted as directed by the stockholder or, in the absence of such direction, proxies will be voted "FOR" the nominees for director set forth herein and "FOR" the approval of the appointment of KPMG LLP as independent public accountants, and as determined by a majority of the Board of Directors with respect to any other matter(s) coming before the meeting.

        Stockholders of record as of the close of business on March 12, 2004, are entitled to one vote for each share then held. As of March 12, 2004, the Company had 1,342,573 shares of common stock issued and outstanding, including unallocated shares held by the FIRSTBANK Profit Sharing and Stock Ownership Plan (the "ESOP"). With respect to the election of directors, a stockholder may, by properly completing the enclosed proxy, vote in favor of all nominees or withhold his or her votes as to all nominees or as to specific nominees. Directors will be elected by the affirmative vote of a majority of the shares represented at the meeting in person or by proxy and entitled to vote in an election of directors. Cumulative voting is permitted in the election of directors, and allows a stockholder to cumulate the total number of votes he or she may cast in the election of directors and cast any number of those votes for one or more of the nominees. If a stockholder desires to exercise such cumulative voting rights, the stockholder must clearly state on his or her proxy the intent to exercise those rights and vote accordingly. The persons voting the proxies will have sole discretion in determining whether a stockholder has clearly marked his or her proxy with respect to cumulative or other voting, and if a proxy is not clearly marked, the stockholder may be contacted for clarification.

        Ratification of the hiring by the Board of Directors of KPMG LLP as the independent public accountants for the 2004 fiscal year will be by the affirmative vote of a majority of the shares represented at the meeting in person or by proxy and entitled to vote on the ratification of the external auditors.

        All other matters properly coming before the meeting will be decided by the affirmative vote of a majority of the shares represented at the meeting in person or by proxy and entitled to vote on such matters, except as otherwise required by law or by the Company's Certificate of Incorporation or Bylaws.

        The votes will be counted by the inspectors appointed by the Board of Directors, who will determine, among other things, the number of votes necessary for the stockholders to take action in accordance with the foregoing requirements and the votes withheld or cast for or against each matter. All properly executed proxies and ballots, regardless of the nature of the vote or absence of the vote indication thereon (but not including broker non-votes), will be counted in determining the number of shares represented at the meeting. Abstentions clearly stated on a proxy and broker non-votes will not be counted as affirmative votes, but the failure to give clear voting instructions on a proxy (as opposed to clearly stating an intent to abstain from voting) will result in the proxy being voted "FOR" the nominees for director identified herein and in favor of each of the other proposals set forth herein. An abstention from voting on a matter by a shareholder present in person or represented by proxy at the meeting has the same legal effect as a vote AGAINST the matter even though the shareholder or interested parties analyzing the results of the voting may interpret such a vote differently. Shares not voted by brokers and other entities holding shares on behalf of beneficial owners will not be counted in calculating voting results on those matters for which the broker or other entity has not voted. To ensure that any of your shares held in "street name" are voted at the meeting, please provide voting instructions to your brokerage firm. A majority of the shares of the Company entitled to vote, represented in person or by proxy, shall constitute a quorum under the Company's Bylaws.

        Participants in the FIRSTBANK Profit Sharing and Employee Stock Ownership Plan (the "ESOP") will receive a voting instruction form that reflects all shares that the participant may vote under the ESOP, including shares purchased under the 401(k) portion of the plan. Under the terms of the ESOP, all shares held by the ESOP are voted by the ESOP Trustee, but each participant in the ESOP may direct the Trustee how to vote the shares of the Company common stock allocated to his or her account. Unallocated shares of common stock held by the ESOP will be voted by the ESOP Trustee as directed by the ESOP Committee. Allocated shares for which no timely voting instructions are received will not be voted.

        The Company is not aware of any arrangements the operation of which might at a subsequent date result in a change in control of the Company.

        Under Securities and Exchange Commission (the "Commission" or "SEC") rules, a proxy may confer discretionary authority to vote on a matter if the Company did not have notice of the matter at least 45 days before the date on which the Company first mailed its proxy statement for the prior year's annual meeting of stockholders (in this case, such date would be February 2, 2004), and a specific statement is made to that effect in the proxy statement.

PRINCIPAL OWNERS OF VOTING SECURITIES

        Persons and groups owning in excess of 5% of the Company's common stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended. Based upon such reports and upon the Company's stock ownership records and available information concerning non-objecting beneficial owners, management knows of the following persons who beneficially owned more than 5% of the Company's outstanding shares of common stock as of March 12, 2004. Ownership is direct unless otherwise specified. Shown below are the shares of common stock beneficially owned by all executive officers and directors (including those listed separately below)

of the Company as a group as of March 12, 2004. Individual beneficial ownership of shares by the other directors of the Company is set forth under "Proposal 1—Election of Directors".

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)(2)(11)	Subtotal Percent of Shares of Capital Stock Outstanding (1)		ESOP Committee Shared Voting Power Percent (7)	Total Percent of Shares Outstanding
FIRSTBANK Profit Sharing and Employee Stock Ownership Plan c/o ESOP Committee 801 Pile Street — P.O. Box 1569 Clovis, New Mexico 88101	128,000 (7)	0%		9.5%	9.5%
Group filing by: Jeffrey L. Gendell Tontine Financial Partners, L.P. Tontine Management, L.L.C. 55 Railroad Avenue, 3rd Floor Greenwich, Connecticut 06830	135,150 (3)	9.99 (3	% )	-0-	9.99 (3	% )
Norman Corzine P.O. Box 16005 Albuquerque, NM 87191	112,554 (5)(6)(12)	8.1%		9.5%	17.6%
Kenneth J. Huey, Jr. P.O. Box 1572 Clovis, NM 88102	96,379 (5)(6)	6.9%		-0-	6.9%
Robert Chad Lydick P.O. Box 728 Clovis, NM 88102	71,177 (4)(8)(12)	5.3%		9.5%	14.8%
Allan M. Moorhead 8322 Washington Place, N.E. Albuquerque, NM 87113	21,058 (4)(9)(12)	1.6%		9.5%	11.1%
David Ottensmeyer, M.D. 102 Crofton Court Fairhope, AL 36532	29,580 (4)(10)(12)	2.2%		9.5%	11.7%
Don K. Padgett 7101 Jefferson N.E. Albuquerque, NM 87109	60,913 (5)(6)(12)	4.4%		9.5%	13.9%
All Executive Officers and Directors as a Group (10 persons)	478,085 (4)(6)(12)	31.5%		9.5%	41.0%

(1)
Shares of common stock subject to options currently exercisable, or exercisable within sixty (60) days, are deemed outstanding for computing the percentage of ownership of the person holding the options, but not deemed outstanding for computing the percentage of ownership of any other person.

(2)
Unless otherwise noted, all shares are owned directly by the named individuals or by their spouses and minor children or self-directed retirement accounts, over which shares the named individuals effectively exercise sole or shared voting and/or investment power.

(3)
Based on Schedule 13G/A filing, dated December 31, 2003, and filed on February 12, 2004, made with the SEC by such group. Such Schedule 13G/A filing indicates shared voting and dispositive powers for 135,150 shares by Tontine Financial Partners, L.P., shared voting and dispositive powers for 135,150 shares by Tontine Management, L.L.C., shared voting and dispositive powers for 135,150 shares by Mr. Jeffrey L. Gendell, and a 9.99% ownership of the outstanding common stock. The Company makes no representation as to the accuracy or completeness of such information.

(4)
Does not include stock units pursuant to the Non-Employee Director Retainer Plan (Plan) for the Board of Directors, under which plan the directors will receive common stock upon termination of service on the Board or upon termination of the plan. Current stock unit holdings are: Mr. Lydick, 3,917 units; Mr. Moorhead, 5,357 units; and Dr. Ottensmeyer, 5,358 units. Messrs. Corzine, Padgett and Huey are not eligible to participate in such Plan. See "DIRECTORS' COMPENSATION" for further discussion.

(5)
Includes 16,744 shares held for Mr. Corzine and 14,834 shares held for Mr. Huey in their respective accounts pursuant to the profit sharing/employee stock ownership [401(k)] plan. Such amounts reflect the 2% stock dividend of October 31, 1997 on some of the shares, if applicable. Includes 5,513 shares held for Mr. Padgett in his account pursuant to the profit sharing/employee stock ownership [401(k)] plan.

(6)
Does not include shares held in a Rabbi Trust established in connection with the executive savings plan, which is a deferred compensation plan.

(7)
The shares of common stock owned by the ESOP are held in trust for the benefit of participants in the ESOP for which REDW Trust Co., Albuquerque, New Mexico, is Trustee, subject to the direction of the ESOP Committee. Under the ESOP, participants are entitled to instruct the ESOP Trustee on how to vote all Company common stock allocated to their accounts (112,000 common shares of common stock as of December 31, 2003) and will receive a separate proxy to vote for such shares. All shares of common stock allocated to the participants for which no voting instructions are received will not be voted by the Trustee. All unallocated shares of common stock held by the ESOP will be voted as directed by the ESOP Committee. As of January 30, 2004, the ESOP Committee, which is appointed by the Board of Directors, consisted of five Company directors, Mr. Norm Corzine, Mr. Don K. Padgett, Mr. Robert Chad Lydick, Mr. Allan Moorhead and Dr. David Ottensmeyer. The ESOP Committee members filed a Schedule 13D with the SEC on March 30, 2001 and have amended the Schedule 13D filing since then to reflect the subsequent allocations of shares to ESOP participants and that committee member Ken Huey was replaced by Don Padgett on January 30, 2004.

(8)
Includes 8,023 shares held in Mr. Lydick's and/or his spouse's name and 2,248 shares held in his daughters' names, with shared voting and dispositive powers over all of these shares with his spouse. Also includes 44,880 shares owned by Mr. Lydick's father and 12,546 shares owned by Lydick Engineers & Surveyors, Inc., over which Mr. Lydick has shared voting and dispositive powers with his spouse and/or his father.

(9)
Mr. Moorhead has 16,978 shares held in a living trust.

(10)
Shares in the amount of 25,500 shares shown for Dr. Ottensmeyer are held in a family trust.

(11)
The numbers of shares shown for Mr. Corzine, Mr. Padgett and Mr. Huey include 51,900, 45,000 and 51,900 shares, respectively, granted pursuant to option grants. For Messrs. Corzine's and Huey's numbers reflect the 2% stock dividend (900 shares each) of October 31, 1997. The number of shares shown for Mr. Moorhead includes 4,080 shares held under option grants and reflects the 2% stock dividend of October 31, 1997. The number of shares shown for Mr. Lydick includes 3,480 shares held under option grants and reflects the 2% stock dividend of October 31, 1997. The number of shares shown for Dr. Ottensmeyer includes 4,080 shares held under option grants and reflects the 2% stock dividend of October 31, 1997.

(12)
Other than with respect to the shared voting power of the members of the ESOP Committee, which is reflected in a separate column.

PROPOSAL 1—ELECTION OF DIRECTORS

        The Board of Directors urges you to vote "FOR" the nominees for the Board of Directors described below. Proxies will be so voted unless stockholders specify otherwise in their proxies. Directors will be elected by an affirmative vote of a majority of the shares represented at the meeting in person or by proxy and entitled to vote in the election of directors.

        The Board has set the number of directors at ten. At the meeting, there will be three director positions available to vote on. The Nominating Committee of the Board of Directors has nominated three incumbent directors, Mr. Richard H. Harding, Mr. Kenneth J. Huey, Jr., and Mr. Thomas W. Martin, III, to stand for re-election to fill the three available positions with terms expiring in 2007.

        Pursuant to the Company's Bylaws (Article II, Section 13), nominations may be made by stockholders to be voted upon at the meeting if they are made in writing and delivered to the Corporate Secretary of the Company at least five days prior to the date of the meeting. Upon delivery, such nominations shall be posted in a conspicuous place in each office of the Company. Ballots bearing the names of all persons nominated by the Nominating Committee (being the three nominees listed above) and by stockholders shall be provided for use at the meeting. A stockholder wishing to vote for a person nominated for director by a stockholder must attend the meeting and vote in person. Under federal securities regulations, no proxy shall confer authority to vote for the election of any person to any office for which a bona fide nominee is not named in this proxy statement.

        Each of the nominees has consented to being named in this proxy statement and to serve if elected. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any named nominee will be unable to serve.

        The following table sets forth for each nominee, for each director continuing in office, and for each executive officer identified in the summary compensation table herein, such person's name, age, principal occupation(s) during the past five years, the year he/she first became a director of the Company and the number of shares of the Company's common stock beneficially owned as of March 12, 2004. Ownership is direct unless otherwise specified.

UP FOR ELECTION

NAME	AGE (1)	PRINCIPAL OCCUPATION (2)	YEAR FIRST ELECTED OR APPOINTED DIRECTOR (8)	TERM TO EXPIRE (4)	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP (3)(5)(6)	PERCENT OF CLASS
Richard H. Harding	59	Managing Partner in Santa Fe Venture Partners, LLC and General Partner in International Venture Fund I, LLC since 1998; Executive Vice President of Silicon Valley Bank, Santa Clara, CA 1993-1998.	2000	2007	27,000	2.0%
Kenneth J. Huey, Jr.	59	Chief Financial Officer & Chief Adminstration Officer of the Company since January 1, 2003; President of the Company from 1996 to 2002; Executive Vice President and Director of FIRSTBANK since January 1, 2003; President, Chief Executive Officer and Director of FIRSTBANK from 1991 through 2002	1996	2007	(9)	(9)
Thomas W. Martin, III	56	President of Tucumcari Springwater & Seed Co., Inc., DBA Taco Box of Clovis and Portales, NM since 1969; Director of FIRSTBANK.	1996	2007	22,618	1.7%

CONTINUING IN OFFICE

NAME	AGE (1)	PRINCIPAL OCCUPATION (2)	YEAR FIRST ELECTED OR APPOINTED DIRECTOR (8)	TERM TO EXPIRE	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP (3)(5)(6)	PERCENT OF CLASS
Norman Corzine	61	Chairman and Chief Executive Officer of the Company since 1996; Vice Chairman of the Board and Executive Vice President of FIRSTBANK and Director; Director — Applied Research Associates, Inc., Albuquerque, NM.	1996	2005	(9)	(9)
Charles H. Guthals	66	President and majority stockholder of Guthals Co., Inc., a Clovis, NM nursery and landscaping company; Director of FIRSTBANK.	1996	2006	17,365 (7)	1.3%
Cornelius Higgins, Ph.D.	61	Director, President & CEO, Applied Research Associates, Inc., Albuquerque, NM, a national engineering firm, since 1979.	1997	2006	20,880	1.6%
Robert Chad Lydick	53	President of Lydick Engineers and Surveyors, Inc., Clovis, NM; Chairman of the Board of FIRSTBANK.	1996	2005	(9)	(9)
Allan M. Moorhead	62	President and Chief Executive Officer of Mechanical Representatives, Inc., Albuquerque, NM, a manufacturing representative of heating, ventilation and air conditioning equipment since 1972; Director of FIRSTBANK since April 2001.	1997	2005	(9)	(9)
David Ottensmeyer, M.D.	72	Healthcare Consultant, since January 1996; Director of FIRSTBANK since January 2000.	1997	2006	(9)	(9)

Don K. Padgett	54	President and Chief Lending Officer of the Company since April 2002; Executive Officer of the Company from January 2002 to April 2002; President, Chief Executive Officer, and Chief Lending Officer of FIRSTBANK since January 2003; and Executive Vice President and Chief Lending Officer of FIRSTBANK from February 2002 through December 2002; Senior Vice President of Bank of America New Mexico from January 1993 to December 2001.	2002	2005	(9)	(9)

(1)
As of December 31, 2003.

(2)
Nominees and directors have held these vocations or positions for at least five years, unless otherwise noted.

(3)
Unless otherwise noted, all shares are owned directly by the named individuals or by their spouses and minor children or self-directed retirement accounts, over which shares the named individuals effectively exercise sole or shared voting and/or investment power.

(4)
Assuming re-election at the meeting.

(5)
Shares of common stock subject to options currently exercisable, or exercisable within sixty (60) days, are deemed outstanding for computing the percentage of ownership of the person holding the options, but not deemed outstanding for computing the percentage of ownership of any other person. The numbers of shares shown for Messrs. Martin and Guthals include 9,180 and 5,094 shares under option grants that have not been exercised and reflects the 2% stock dividend of October 31, 1997. The number of shares shown for Mr. Harding includes 4,000 shares held under an option grant.

(6)
Does not include stock units pursuant to the Non-Employee Director Retainer Plan for the Board of Directors. Stock will not be received under such plan until after termination of a director's service on the Board or termination of the plan. Current stock unit holdings for the directors not shown in the table under "PRINCIPAL OWNERS OF VOTING SECURITIES" are: Mr. Guthals, 2,725 units; Mr. Harding, 1,647 units; Dr. Higgins, 1,945 units; and Mr. Martin, 5,450 units. See "DIRECTORS' COMPENSATION" for further discussion. Messrs. Corzine, Padgett and Huey are not eligible to participate in such plan.

(7)
Includes 25 shares owned by Mr. Guthals' daughter, over which Mr. Guthals has shared voting and dispositive powers with his spouse.

(8)
Certain directors were first elected or appointed to the Board of FIRSTBANK prior to 1996. The dates shown in this table reflect director positions with the Company, which became the holding company for FIRSTBANK in 1996.

(9)
This information is shown in the table under "PRINCIPAL OWNERS OF VOTING SECURITIES" on pages 3 and 4.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

        The Board of Directors conducts its business through meetings of the Board and through its committees. During the year ended December 31, 2003, the Board of Directors held four scheduled meetings and six specially called Board meetings. All current directors attended at least 75% or more of the total number of these scheduled Board meetings and special Board meetings and committee meetings of the Board on which they served.

        The Executive Committee was composed of Messrs. Corzine, Huey, Lydick, Moorhead, and Padgett during the 2003 fiscal year. The committee is empowered to exercise the authority of the Board of Directors when the Board is not in session. During the year ended December 31, 2003, the Executive Committee of the Company held one meeting.

        Dr. Higgins served on the Audit Committee in 2003 and resigned effective January 29, 2004. All of the current members of the Audit Committee meet the applicable independence requirements of NASDAQ. In addition, Dr. David Ottensmeyer has been designated as the "audit committee financial expert" within the meaning of Item 401(e) of Regulation S-B. During the year ended December 31, 2003, the Audit Committee held four quarterly and four special meetings.

        Under the Company's Bylaws, the entire Board of Directors acts as the Nominating Committee. The Board of Directors met one time in its capacity as the Nominating Committee during the year ended December 31, 2003. The Board deems it appropriate not to have a separate Nominating Committee. This is because the Board is composed of a majority of independent directors as defined by NASDAQ (six of the ten current directors are independent). In addition to the three directors who are employees, Dr. Higgins is not independent under the NASDAQ Rules. The Board believes that the Nominating Committee, as currently constituted, is able to make nominations to the Board of well-qualified nominees who will act in the best interest of the shareholders. The Nominating Committee does not have a committee charter, but instead functions under the provisions of the Company's Bylaws.

        The Company's policy with respect to the consideration of director candidates recommended by security holders is likewise contained in the Bylaws. Pursuant to the Bylaws (Article II, Section 13), nominations may be made by stockholders to be voted upon at the meeting if they are made in writing and delivered to the Corporate Secretary of the Company at least five days prior to the date of the meeting. Upon delivery, such nominations shall be posted in a conspicuous place in each office of the Company. Ballots bearing the names of all persons (being the three nominees listed herein) nominated by the Nominating Committee and by stockholders shall be provided for use at the meeting. A stockholder wishing to vote for a person nominated for director by a stockholder must attend the meeting and vote in person.

        The Board, acting as the Nominating Committee, has not established any formal minimum qualifications or specific qualities or skills that Committee-recommended candidates must meet. Rather, the Nominating Committee evaluates the overall qualities that the person might bring to the Board, including relevant experience, business insight, and overall ability to contribute to the Company and the Board. The Committee routinely obtains curriculum vitae from potential candidates, and, since the Company and the Bank function in a regulated environment, also consult banking regulators in the course of considering a candidate. The Company does not pay a fee to a third party to assist in the nomination process.

        The Compensation/Retirement Committee is composed of Messrs. Corzine, Guthals, Lydick, Moorhead, Padgett, Drs. Ottensmyer and Higgins. This committee is responsible for reviewing salary administration. Actions taken or recommended by the committee are ratified by the Board of Directors. During the year ended December 31, 2003, the Compensation Committee held one meeting.

        The Company adopted a Code of Ethics that applies to our employees, officers (including our Chief Executive Officer, Chief Financial Officer, President and persons performing similar functions) and directors. The Code of Ethics may be obtained free of charge by sending a request to our Corporate Secretary at the following address: ACCESS ANYTIME BANCORP., INC., 801 Pile Street, P.O. Box 1569, Clovis, New Mexico 88101.

        Shareholders wishing to communicate with the Board of Directors may do so by writing to the Chairman of the Board, c/o Corporate Secretary, ACCESS ANYTIME BANCORP, INC., 801 Pile Street, P.O. Box 1569, Clovis, New Mexico 88101.

AUDIT COMMITTEE REPORT

        The Audit Committee of ACCESS ANYTIME BANCORP, INC. (the "Committee") operates under a written charter as revised by the Board of Directors on February 26, 2004, attached hereto as Exhibit A and incorporated into this Proxy Statement. The Committee recommends to the Board of Directors, subject to stockholder ratification, the selection of the Company's independent accountants.

        The Board of Directors, upon recommendation of the Committee, engaged KPMG LLP to serve as independent public acountants for the fiscal year 2004. No relationship exists between the Company and KPMG, other than the usual relationship between independent public accountant and client. The Committee approves all engagements of independent auditors in advance.

        Management is responsible for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Committee's responsibility is to monitor and oversee these processes.

        In this context, the Committee has met and held discussions with management and the independent accountants. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

        The Company's independent accountants also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants that firm's independence.

        Based on the Committee's discussion with management and the independent accountants and the Committee's review of the representations of management and the report of the independent accountants to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003 filed with the Securities and Exchange Commission.

                      AUDIT COMMITTEE

                      Mr. Charles H.Guthals (Chairman)
                      Mr. Richard H. Harding
                      Mr. Thomas W. Martin, III
                      Mr. Allan M. Moorhead
                      Dr. David Ottensmeyer

DIRECTORS' COMPENSATION

        At the May 30, 1997, Annual Meeting, the shareholders of the Company approved a Non-Employee Director Retainer Plan for the Board of Directors. During 2001, the non-employee directors received $650 per meeting as director meeting fees, which, under the plan may be taken in part or in whole in common stock units of the Company. During 2002, the non-employee directors received $800 per meeting attended as director meeting fees for the Company and the Bank. Effective January 1, 2003, the non-employee directors received $1,000 per meeting attended as director meeting fees for the Company and Bank. The Board and the shareholders have previously approved amendments which made directors of subsidiary or affiliate companies eligible to participate in the plan and to receive stock units in lieu of cash. Common stock units are held under the plan for directors until they cease to serve, or the plan is terminated, at which time they will receive common stock in the amount of such units. The Board of Directors suspended the plan on July 21, 2003 upon entering into a definitive merger agreement with First National Bank Holding Company and lifted the suspension on October 31, 2003, following the mutual termination of the merger agreement on August 15, 2003. No stock units were awarded to non-employee directors during the suspension period. All eligible directors of the Company elected to receive common stock units of the Company as payment for all Company director meeting fees except during the period mentioned above. For the months of July through September 2003 all Company directors received cash for their Company Board meeting attendence. One Bank director received cash for his Bank director meeting fees from January 2003 through September 2003, but has received stock units since October 2003. One Bank director received cash from January 2003 through October 2003, stock units in November 2003, but has been receiving cash for his Bank Board meeting fees since December 2003. Since the suspension period mentioned previously, four Bank Board members have received stock units for their Bank Board meeting fees. Mr. Corzine, Mr. Padgett and Mr. Huey, as employees of the Company and the Bank, do not receive director meeting fees or stock units under the Non-Employee Director Retainer Plan. As of March 1, 2004, the aggregate number of common stock units held in the accounts of the eligible directors pursuant to the Non-Employee Director Retainer Plan was 26,399 common stock units, including the 2% stock dividend of October 31, 1997 on some of the units. Common stock certificate(s) for shares held in the participant's (director's) stock unit account will be delivered to a participant within ten days from the date a participant ceases to serve for any reason, or the plan is terminated.

EXECUTIVE OFFICERS

Mr. Norman Corzine, 61, has been employed by the Company as Chairman and Chief Executive Officer since October 1996. He has also served as Strategic Planning Officer of the Bank since 1996 and serves on the Bank's Board of Directors. Currently, he serves as a Vice Chairman of the Board of Directors and Executive Vice President of the Bank.

Mr. Don K. Padgett, 54, has been employed by the Company as President and Chief Lending Officer since April 2002. He was an Executive Officer of the Company from January 2002 to April 2002 and served on both the Company's and the Bank's Board of Directors. Since January 1, 2003, he has been employed by the Bank as President, Chief Executive Officer, Chief Lending Officer and serves on the Board of Directors of the Bank. From January 2002 through December 2002, he was employed as Executive Vice President and Chief Lending Officer of the Bank. From January 1993 to December 2001 he was a Senior Vice President with Bank of America New Mexico.

Mr. Kenneth J. Huey, Jr., 59, has been employed by the Company as Chief Financial Officer and Chief Administration Officer since April 2002. Previously, Mr. Huey served as President of the Company from October 1996 to April 2002. Since January 1, 2003, he has been employed by the Bank as Executive Vice President. He also serves on the Bank's Board of Directors. He was employed by the Bank from October 1991 through December 2002, as President and Chief Executive Officer.

EXECUTIVE COMPENSATION

        The following table sets forth information regarding compensation paid by the Company (and the Bank) to the Company's executive officers for services rendered during the three (3) fiscal years ended December 31, 2003.

SUMMARY COMPENSATION

Long Term Compensation
	Annual Compensation				Awards Securities Underlying Options #
				Other Annual Compensation (3) $		All Other Compensation (4) $
Name and Principal Position as of December 31, 2003	Year	Salary (1)(5) $	Bonus (2) $
Norman Corzine Chairman and Chief Executive Officer	2003 2002 2001	170,000 160,000 142,500	25,000 15,000 12,000	515 1,014 396	-0- -0- -0-	34,733 55,300 57,665
Don K. Padgett President	2003 2002	130,000 110,000	25,000 15,000	206 140	40,000 5,000	24,482 28,528
Kenneth J. Huey, Jr. Chief Financial Officer and Chief Administration Officer	2003 2002 2001	145,000 145,000 136,250	8,000 5,000 10,000	662 597 633	-0- -0- -0-	14,669 34,117 34,067

(1)
In 2003, Mr. Corzine, Mr. Padgett and Mr. Huey were compensated by the Company in the amount of $85,000, $13,000 and $14,500. In 2002, Mr. Corzine, Mr. Padgett and Mr. Huey were compensated by the Company in the amount of $70,000, $27,500 and $52,600, respectively. In 2001, Mr. Corzine and Mr. Huey were compensated by the Company in the amount of $52,500 and $43,850, respectively. The remainder of their compensation shown was pursuant to their Employment Contracts with the Bank, which are discussed elsewhere in this Proxy Statement.

(2)
Amounts shown include compensation paid under the Bank's management incentive plan. The amount shown for 2003 was paid in 2004 and the amount shown in 2002 was paid in 2003.

(3)
The Bank provides Mr. Corzine, Mr. Padgett and Mr. Huey with automobiles for both business and personal use, and Mr. Corzine's, Mr. Padgett's and Mr. Huey's allowances for the personal use of that automobile during were 2003 were $515, $250 and $662, respectively. A similar allowance was provided to Mr. Corzine and Mr. Huey by the Bank in 2002 and 2001. However, the aggregate amount of all perquisites and other personal benefits, including personal use of the automobile, is less than either $50,000 or 10% of each executive officer's total salary and bonus as specified above.

(4)
Amounts shown include premiums paid on insurance policies and contributions to the account of each of the named executive officers under the profit sharing/employee stock ownership [401(k)] plan, which plan is open to all full-time employees, and contributions to the account of named executive officers under the executive savings plan.

(5)
These amounts include amounts deferred at the election of the named executive officer under the profit sharing/employee stock ownership [401(k)] plan and the executive savings plan.

        The following table provides information regarding stock options granted to the Company's executive officers during fiscal year 2003. No Stock Appreciation Rights ("SARs") were granted during fiscal year 2003.

OPTION GRANTS IN LAST FISCAL YEAR
INDIVIDUAL GRANT

Name	Number of Securities Underlying Options Granted #	% of Total Options Granted to Employees in Fiscal Year	Exercise Or Base Price $	Expiration Date
Don K. Padgett	40,000	100%	9.36	05-01-13

        The following table provides information as to stock options exercised (as of exercise date) by the Company's executive officers during fiscal year ended December 31, 2003 and the value of the options held by the executive officers on December 31, 2003.

AGGREGRATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END
OPTION VALUES

Number of Securities Underlying Unexercised Options at FY-End
Value of Unexercised In-the-Money Options at FY-End
#
Shares Acquired on Exercise #
Name		Value Realized $	Exercisable #		Unexercisable #	Exercisable $		$ Unexercisable $
Norman Corzine	-0- -0- -0-	-0- -0- -0-	6,000 20,400 25,500	(6) (6)	-0- -0- -0-	38,760 119,034 218,928	(1) (2)(6) (3)(6)	-0- -0- -0-
Don K. Padgett	-0- -0-	-0- -0-	5,000 40,000		-0- -0-	31,100 194,000	(4) (5)	-0- -0-
Kenneth J. Huey, Jr.	-0- -0- -0-	-0- -0- -0-	6,000 20,400 25,500	(6) (6)	-0- -0- -0-	38,760 119,034 218,928	(1) (2)(6) (3)(6)	-0- -0- -0-

(1)
Represents the aggregate market value (market price of the common stock less the exercise price) of the options granted based upon the exercise price of the options ($7.75 per share with a grant date of July 29, 1999) and the last trade of $14.21 per share of the common stock as reported on the NASDAQ System at the 4:00 p.m. ET Close on December 31, 2003, the last trading day of the year.

(2)
Represents the aggregate market value (market price of the common stock less the exercise price) of the options granted based upon the exercise price of the options ($8.375 per share with a grant date of October 30, 1997) and the last trade of $14.21 per share of the common stock as reported on the NASDAQ System at the 4:00 p.m. ET Close on December 31, 2003, the last trading day of the year.

(3)
Represents the aggregate market value (market price of the common stock less the exercise price) of the options granted based upon the exercise price of the options ($5.625 per share with a grant date of May 30, 1997) and the last trade of $14.21 per share of the common stock as reported on the NASDAQ System at the 4:00 p.m. ET Close on December 31, 2003, the last trading day of the year.

(4)
Represents the aggregate market value (market price of the common stock less the exercise price) of the options granted based upon the exercise price of the options ($7.99 per share with a grant date of February 16, 2002) and the last trade of $14.21 per share of the common stock as reported on the NASDAQ System at the 4:00 p.m. ET Close on December 31, 2003, the last trading day of the year.

(5)
Represents the aggregate market value (market price of the common stock less the exercise price) of the options granted based upon the exercise price of the options ($9.36 per share with a grant date of May 1, 2003) and the last trade of $14.21 per share of the common stock as reported on the NASDAQ System at the 4:00 p.m. ET Close on December 31, 2003, the last trading day of the year.

(6)
Numbers reflect the 2% stock dividend declared on October 31, 1997.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT
AND CHANGE-IN-CONTROL ARRANGEMENTS

        Effective January 1, 2003, the Company, the Bank and Mr. Kenneth J. Huey, Jr. amended an employment agreement dated July 29, 1999, to allow Mr. Huey to serve as Executive Vice President of the Bank and Chief Financial Officer and Chief Administration Officer of the Company through August 1, 2004. From October 1991 through December 2002, Mr. Huey served as President and Chief Executive Officer of the Bank and from April 1996 through April 2002, he served as President and Chief Financial Officer of the Company. Since April 2002, he served as Chief Financial Officer and Chief Administration Officer of the Company. The Company and the Bank may terminate the agreement at any time with or without cause. In the event the officer is terminated without cause, the agreement provides that the terminated officer will receive compensation equal to said officer's salary and employee benefits for the remainder of the term of the agreement. The total compensation upon departure, for any reason, will not exceed three times the officer's average annual compensation, based on the five most recent taxable years. However, in the case of termination for cause, the Bank and the Company will only pay accrued salary and other vested benefits due said officer as of the date of termination.

        Effective February 16, 2002, the Company, the Bank and Mr. Don K. Padgett signed an employment agreement allowing Mr. Padgett to serve as Executive Vice President, Chief Lending Officer of the Bank and Executive Officer of the Company through August 1, 2004. In April 2002, Mr. Padgett was elected to serve as President of the Company. Effective January 1, 2003, the Company, the Bank and Mr. Padgett amended the employment agreement dated February 16, 2002, to allow Mr. Padgett to serve as President, Chief Executive Officer, Chief Lending Officer and Director of the

Bank and President of the Company through December 31, 2005. The terms of such agreement are similar to those described above for the agreement with Mr. Huey.

        Also, effective January 1, 2003, Mr. Norman Corzine's employment agreement was extended to allow him to continue as Executive Vice President—Strategic Planning Officer and Vice Chairman of the Bank and Chairman and Chief Executive Officer of the Company through December 31, 2005. Also, the terms of such agreement are similar to those described above for the agreement with Mr. Huey.

        By amendments dated February 15, 2004, the employment agreements with Mr. Corzine and Mr. Padgett were extended through December 31, 2006. The amendments also modified certain terms relating to "good reason" termination by the officer. Under the amendments, "good reason" includes a situation where (i) any other corporation or entity acquires all or substantially all of the business of the Bank/Company; (ii) the officer is not re-elected an officer; (iii) the officer is assigned duties inconsistent with his duties as an officer or inconsistent with his experience; or (iv) the officer elects to retire. In the event of a termination by the officer for "good reason", the officer would be paid salary and employee benefits for the balance of the term of the employment agreement. In addition, the Bank/Company would cover Mr. Corzine and dependent under the health/life benefit plan for life, with a portion of the premium paid by the officer. In the case of a change in control and termination of the employment by the officer, the officer may request that amounts payable to the officer be made in cash or stock at the closing of the change of control transaction, or paid out over the remainder of the term of the employment agreement.

TRANSACTIONS WITH THE BANK

        Certain of the Company's executive officers, directors, and nominees for director and their respective immediate family members had transactions in excess of $60,000 originated or outstanding during the last two years with the Bank. In 2002, Dr. Higgins obtained a home mortgage loan for $553,700, which was refinanced in 2003 for approximately $561,500 and has an outstanding balance of approximately $558,000. In 1998, Mr. Lydick obtained a mortgage loan totaling $74,500, and the current balances on this loan and a credit card total approximately $60,700. In 2002, Mr. Martin obtained a mortgage on a second home of approximately $94,400 which mortgage was sold into the secondary market. Previously, Mr. Martin obtained a home mortgage loan for approximately $150,000, which has current balances totaling approximately $101,807. During 2003, Mr. Martin obtained a commercial line of credit on his business in Portales, New Mexico with a $140,000 limit which has an approximate outstanding balance of $60,000. Also during 2003, Mr. Martin obtained an amortizing commercial loan on his business in Clovis, New Mexico for approximately $130,000 which has an approximate balance of $121,000. In 1998, Mr. Moorhead's company, Mechanical Representatives, obtained a line of credit for $300,000, which was renewed in 2002 and 2003 and currently has a zero balance. The Bank has loans outstanding to certain of the executive officers, directors, nominees for director which were originated more than two years ago, all of which have terms in accordance with applicable regulations and the Bank's normal lending policies and none of which are in default.

        The Company conducts an appropriate review of all the above related party transactions for potential conflict of interest situations on an ongoing basis, and the Audit Committee has considered and approved all of the above transactions.

        All loans made by the Bank to directors, officers, employees, and related parties of the Bank and its affiliates are made in accordance with Regulation "O" promulgated by the Federal Reserve Board and the Bank's normal lending policies.

        In addition to the foregoing, the Bank services certain loans involving various of its executive officers, directors, nominees for director and their respective immediate family members, for which the

Bank may receive a servicing fee. However, the Bank may not be a party to such loans, but is merely the servicing agent for the holder of the loans.

EQUITY COMPENSATION PLAN INFORMATION
(as of December 31, 2003)

Plan category **	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans [excluding securities reflected in column (a)]
Equity compensation * plans approved by security holders	204,138	$6.71	90,589
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	204,138	$6.71	90,589

*
This item includes stock options under the Company's 1997 Stock Option and Incentive Plan, as well as stock units for non-employee directors pursuant to the Company's Non-Employee Director Retainer Plan ("Retainer Plan"). Stock units were awarded to non-employee directors at the time of service pursuant to the Retainer Plan, based on the fair market value of the stock at that time, and no further payment is required for the director to receive stock upon leaving the Board. Therefore, in column (b), the weighted average exercise price of the stock units is included as zero.

**
The Company has a deferred compensation plan for key officers, which is known as the Executive Savings Plan, and which has not been approved by the Company's stockholders. The assets of the Executive Savings Plan are held in a trust known as a "Rabbi Trust". The participants may defer a portion of their compensation to the Executive Savings Plan, and the Company may make matching contributions to the Plan. The assets of the Rabbi Trust may be invested by the trustee in stocks (including Company stock or rights to acquire stock), bonds, money market accounts, mutual funds, or U.S. Government securities. Any Company stock held in the Rabbi Trust is purchased by the trustee on the open market and the Company stock in the Rabbi Trust is treated as treasury stock by the Company. The participant may elect to receive his vested interest in the Plan, payable upon termination of employment, in a lump sum distribution or over a period of up to ten years. Plan participants and their beneficiaries have no preferred claim on, or any beneficial interest in, any assets of the Trust. A distribution may be made in cash or in kind, as provided under the Plan.

PROPOSAL 2—RATIFICATION OF APPOINTMENT OF AUDITORS

        The Board of Directors has hired KPMG LLP ("KPMG") to be its external auditors for the 2004 fiscal year, subject to ratification by the Company's stockholders.

        During the 2000 and 2001 fiscal years and for the first three quarters of 2002, KPMG also provided services to the Company and the Bank in connection with the internal audit function, but has not provided such services since the end of the third quarter of 2002.

        Representatives of KPMG are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

The Board of Directors recommends that stockholders vote "FOR" the approval of the appointment of KPMG LLP, as external auditors.

FEES PAID TO INDEPENDENT AUDITORS

        The following table represents fees for professional services rendered by KPMG LLP for the audit of the Company's annual consolidated financial statements for fiscal 2003 and 2002, and fees billed for other services rendered by KPMG LLP:

	2003	2002
Audit fees	$122,086	$109,500
Audit related fees (1)	8,050	34,471

Audit and audit related fees	130,136	143,971
Tax fees (2)	-0-	-0-
All other fees (3)	-0-	62,311

Total fees	$130,136	$206,282

(1)
Audit related fees in 2003 and 2002 relate to assistance with implementation of the Sarbanes-Oxley Act, agreed upon procedures related to a potential acquistion, addressing SEC comments, as well as review of proposed transactions.

(2)
Primarily tax returns, advice and planning.

(3)
All other fees relate to internal audit services.

        The Audit Committee considered and confirmed that the provision of the services summarized in the above table was compatible with maintaining the independence of KPMG LLP as the Company's independent auditors for the year 2003 audit. In addition, the Audit Committee now preapproves all auditing and permitted non-audit services provided by the Company's independent auditors.

OTHER MATTERS

        The Board of Directors is not aware of any business to come before the meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted in respect thereof as determined by a majority of the Board of Directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the registrant's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of equity securities of the registrant. Officers, directors, and greater than 10% shareholders are required to furnish the Company with copies of all Section 16(a) forms they file.

        To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company with respect to the fiscal year ended December 31, 2003, all Section 16(a) requirements applicable to officers, directors, and greater than 10% shareholders were complied with.

MISCELLANEOUS

        The cost of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, directors, officers, and employees of the Company may solicit proxies personally or by telephone without additional compensation.

        All stockholders of record as of the close of business on March 12, 2004 are being mailed the Company's Annual Report along with this proxy statement. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

STOCKHOLDER PROPOSALS

        In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's Corporate Secretary, ACCESS ANYTIME BANCORP, INC., 801 Pile Street, P.O. Box 1569, Clovis, New Mexico 88101 no later than November 22, 2004. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended. A shareholder proposal submitted outside the processes of such rules will be considered untimely if notice is received by the Company after February 7, 2005, and the proxy for such meeting may confer discretionary authority to vote on a matter for which notice is not received in a timely manner.

                      BY ORDER OF THE BOARD OF DIRECTORS

                      Kathy Allenberg
                      Corporate Secretary

Albuquerque, New Mexico
March 22, 2004

FORM 10-KSB

A COPY OF THE COMPANY'S FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003 (the "2003 10-KSB"), AS FILED WITH THE SEC, IS INCLUDED AS PART OF THE 2003 ANNUAL REPORT TO STOCKHOLDERS AND ACCOMPANIES THE INITIAL MAILING OF THIS PROXY STATEMENT TO THE STOCKHOLDERS. IN ADDITION, A COPY OF THE 2003 10-KSB WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO KATHY ALLENBERG, CORPORATE SECRETARY, ACCESS ANYTIME BANCORP, INC., P.O. BOX 1569, 801 PILE STREET, CLOVIS, NEW MEXICO 88101.

Exhibit A

AUDIT COMMITTEE CHARTER
ACCESS ANYTIME BANCORP, INC. ("AABC" or "Company")
and
Subsidiaries

Purpose:

        The Audit Committee is appointed by the Board to assist the Board in monitoring:

  1.
  The integrity of the financial statements of the Company

  2.
  The independent auditors' qualifications, independence, and performance

  3.
  The performance of the Company's internal audit function

  4.
  The compliance by the Company with legal and regulatory requirements.

The Audit Committee shall prepare the report required by the rules and regulations of the Securities and Exchange Commission (the "Commission") to be included in the Company's annual meeting proxy statement.

Committee Membership:

The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of the Securities Exchange Act of 1934 (the "Exchange Act") and the NASDAQ, as in effect from time to time. Except as the Board of Directors may otherwise determine, the Audit Committee shall make its own rules for the conduct of its business, but unless otherwise permitted by the Board, its business shall be conducted as nearly as may be in the same manner as the By-laws of the Company provide for the conduct of business by the Board of Directors.

The members of the Audit Committee shall be appointed by the Board on the recommendation of the Independent Directors. Audit Committee members may be replaced by the Board.

Meetings:

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet at each in-person meeting with management, the internal auditor and the independent auditors in separate executive sessions, and also in executive session with only the Committee members. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

Committee Authority and Responsibilities:

The Audit Committee shall perform the duties assigned to it by the Company's Bylaws and by the Board of Directors.

The Audit Committee shall have the sole authority to appoint or replace the independent auditors (subject to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditors shall report directly to the Audit Committee.

The Audit Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditors. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditors for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee's own performance.

The Audit Committee, to the extent it deems necessary or appropriate, shall:

  As to Financial Statement and Disclosure Matters:

  1.
  Review and discuss with management and the independent auditors the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-KSB.

  2.
  Review and discuss with management and the independent auditors the Company's quarterly financial statements prior to the filing of its Form 10-QSB, including the results of the independent auditors' review of the quarterly financial statements.

  3.
  Discuss with management and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

  4.
  Review and discuss quarterly reports from the independent auditors on:

  a.
  All critical accounting policies and practices to be used.

  b.
  All alternative treatments of financial information within generally accepted accounting principles ("GAAP") that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors.

  c.
  Other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

  5.
  Discuss with management the Company's earnings press releases.

  6.
  Shall review and approve all related-party transactions to the extent required by NASDAQ.

  7.
  Discuss with management and the independent auditors the effect of applicable regulations and accounting profession initiatives as well as off-balance sheet structures on the Company's financial statements.

  8.
  Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

  9.
  Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

  10.
  Review disclosures made to the Audit Committee by the Company's CEO, President, and CFO during their certification process for the Form 10-KSB and Form 10-QSB about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

  As to Oversight of the Company's Relationship with the Independent Auditors:

  11.
  Review and evaluate the lead partner of the independent auditor's team.

  12.
  Obtain and review a report from the independent auditors at least annually regarding (a) the independent auditors' internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or Public Company Accounting Oversight Board ("PCAOB") peer review, of the firm, or any inquiry or investigation by government or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditors and the Company. Evaluate the qualifications, performance and independence of the independent auditors, including considering whether the auditors' quality controls are adequate and the provision of permitted non-audited services is compatible with maintaining the auditors' independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditors to the Board.

  13.
  Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

  14.
  Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditors who participated in any capacity in the audit of the Company.

  15.
  Discuss with the independent auditors matters of audit quality and consistency and any significant auditing or accounting issues presented by the audit engagement on which the audit team has consulted with their national office.

  16.
  Meet with the independent auditors prior to the audit to discuss the planning and staffing of the audit.

  As to Oversight of the Company's Internal Audit Function:

  17.
  Appoints and replaces the internal auditing firm.

  18.
  Review the significant issues raised in reports to management prepared by the internal auditing firm and management's responses.

  19.
  Review at least annually the internal audit firm and its mission, responsibilities, independence, budget and staffing and any recommended changes in the planned scope of the internal audit.

  As to Compliance Oversight Responsibilities:

  20.
  Obtain from the independent auditors assurance that illegal acts that have come to the attention of the independent auditors during the course of the audit are reported to the Committee.

  21.
  Obtain reports from management, the Company's internal auditing firm and the independent auditors concerning whether the Company and its subsidiary or affiliated entities are in conformity with applicable legal requirements and the Company's Code of Ethics. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Ethics.

  22.
  Establish and implement procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

  23.
  Discuss with management and the independent auditors any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting procedures and/or policies.

  24.
  Discuss with the Company's General Counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

Limitation of Audit Committee's Role:

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.

Approved by the Audit Committee of ACCESS ANYTIME BANCORP., INC. for recommendation to the full Board of Directors for their approval.

For Audit Committee	For Board of Directors
ACCESS ANYTIME BANCORP., INC.	ACCESS ANYTIME BANCORP., INC.
/s/ CHARLES GUTHALS Charles Guthals Committee Chairman	/s/ NORM CORZINE Norm Corzine Company Chairman

REVOCABLE PROXY

ACCESS ANYTIME BANCORP, INC.

PROXY Solicited on Behalf of the Board of Directors

I N S T R U C T I O N S	The undersigned does hereby constitute and appoint Mr. Norm Corzine and Mr. Don K. Padgett, and each of them, true and lawful attorney-in-fact and proxy for the undersigned, with full power of substitution to represent and vote the Common Stock of the undersigned at the Annual Meeting of Shareholders of ACCESS ANYTIME BANCORP, INC. to be held at the Albuquerque Country Club, 601 Laguna Blvd. S.W., Albuquerque, New Mexico, on Friday, April 30, 2004, at 8:30 a.m., local time and at any adjournments thereof on all matters coming before said meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 and 2.

Please date and sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, etc., give full title. If stock is held jointly, each owner should sign. If stock is owned by a corporation, please sign full corporate name by duly authorized officer. If a partnership, please sign in partnership name by authorized person.
A vote FOR the following proposals is recommended by the Board of Directors.
1.	Election of Directors: (Mr. Richard H. Harding, Mr. Kenneth J. Huey, Jr., and Mr. Thomas W. Martin, III)
	Mark one:	☐	FOR all nominees listed above.
		☐	FOR all nominees listed above except

		☐	WITHHOLD AUTHORITY to vote for all nominees listed above.
2.	Selection of KPMG LLP as independent public accountants for the current year.
☐ FOR ☐ AGAINST ☐ ABSTAIN
3.	In their discretion, the proxies are authorized to vote upon such other matters as may properly come before this meeting or any adjournment or adjournments thereof.
Signature
Signature
Dated:	, 2004
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY, USING THE ENCLOSED ENVELOPE

March 22, 2004

Dear ESOP Participant:

        In connection with the Annual Meeting of Stockholders of ACCESS ANYTIME BANCORP, INC. (the "Company"), the holding company for FIRSTBANK, you may direct the voting of the shares of ACCESS ANYTIME BANCORP, INC. common stock held by the FIRSTBANK Profit Sharing and Employee Stock Ownership Plan (the "ESOP") Trust which are allocated to your account.

        On behalf of the Board of Directors, I am forwarding to you a vote authorization form provided for the purpose of conveying your voting instructions to REDW Trust Co. (the "ESOP Trustee"). Also enclosed, if not previously provided to you under separate cover, is a Notice and Proxy Statement for the Company's Annual Meeting of Stockholders to be held on April 30, 2004, and the ACCESS ANYTIME BANCORP, INC. Annual Report to Stockholders.

        As of the Record Date, March 12, 2004, the ESOP Trust held shares of Company common stock allocated to participants' accounts, including shares acquired under the 401(k) portion of the plan, and unallocated shares. Allocated shares, including 401(k) purchased shares, will be voted as directed by the ESOP participants, provided timely instructions from the participants are received by the ESOP Trustee. The allocated shares of Company common stock for which no instructions are provided, or for which no timely instructions are received by the ESOP Trustee, will not be voted by the ESOP Trustee. Unallocated shares will be voted by the ESOP Trustee as directed by the ESOP Committee.

        At this time, in order to direct the voting of the shares of Company common stock allocated to your account under the ESOP, please fill out and sign the enclosed vote authorization form and return it in the enclosed postage-paid envelope no later than April 9, 2004. Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or FIRSTBANK. The votes will be tallied by the ESOP Trustee and the ESOP Trustee will use the voting instructions it receives to vote the shares of Company common stock held in the ESOP Trust.

Sincerely,
Kathy Allenberg Corporate Secretary

March 22, 2004

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VOTE AUTHORIZATION FORM

        I, the undersigned, understand that REDW Trust Co., the ESOP Trustee, is the holder of record and custodian of all shares attributed to me of ACCESS ANYTIME BANCORP, INC. (Company) common stock under the FIRSTBANK Profit Sharing and Employee Stock Ownership Plan. Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on April 30, 2004.

        Accordingly, you are to vote my shares as follows:

1.	Election of Directors: Mr. Richard H. Harding, Mr. Kenneth J. Huey, Jr., and Mr. Thomas W. Martin, III
	Mark one:	☐	FOR all nominees listed above.
		☐	FOR all nominees listed above except

		☐	WITHHOLD AUTHORITY to vote for all nominees listed above.
2.	Selection of KPMG LLP as independent public accountants for the current year.
☐ FOR ☐ AGAINST ☐ ABSTAIN

The ESOP Trustee is hereby authorized to vote any shares attributed to me in its trust capacity as indicated above.

Date	Signature
Please date, sign and return this form in the enclosed postage paid envelope no later than April 9, 2004.

QuickLinks

VOTING INFORMATION
PRINCIPAL OWNERS OF VOTING SECURITIES
PROPOSAL 1—ELECTION OF DIRECTORS
UP FOR ELECTION
CONTINUING IN OFFICE
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
AUDIT COMMITTEE REPORT
DIRECTORS' COMPENSATION
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION
OPTION GRANTS IN LAST FISCAL YEAR INDIVIDUAL GRANT
AGGREGRATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES
EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS
TRANSACTIONS WITH THE BANK
EQUITY COMPENSATION PLAN INFORMATION (as of December 31, 2003)
PROPOSAL 2—RATIFICATION OF APPOINTMENT OF AUDITORS
FEES PAID TO INDEPENDENT AUDITORS
OTHER MATTERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
MISCELLANEOUS
STOCKHOLDER PROPOSALS
FORM 10-KSB
Exhibit A
AUDIT COMMITTEE CHARTER ACCESS ANYTIME BANCORP, INC. ("AABC" or "Company") and Subsidiaries
REVOCABLE PROXY ACCESS ANYTIME BANCORP, INC.
VOTE AUTHORIZATION FORM